0 EarthLink Overview

1 EarthLink Today Over 1.2 million customer relationships Over $1.3 billion in revenue - 94% Business Services and Broadband Over 3,000 employees Leading Nationwide IT services, network and communications provider

2 Investment Thesis • Improving revenue trajectory – $140M retail growth business growing at 20%+ per year with differentiated IT service offering – $140M wholesale growth business with unique fiber routes – Lower churn and better product mix of new bookings – Nationally recognized and trusted brand • Substantial cash flow – Legacy customer business generating meaningful cash flow • Strong balance sheet and significant tax assets

3 Opportunity Beyond Current Valuation We are currently valued well below our peers (1) Enterprise Value/EBITDA is calculated using Enterprise Value based on market capitalization as of 2/19/13 less Q3 ‘12 Ending Cash minus Debt divided by FY ‘13 consensus for EBITDA. All data sourced from Thomson Reuters. (2) Theoretical share price sensitivity with (1)% - 0% organic revenue decline. Not intended to predict future share price. Adjusted EBITDA is a non-GAAP measure. See appendix for additional information on non-GAAP measures Enterprise Value/EBITDA(1) 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 RAX EQIX CCOI INAP TWTC Peer Avg LVLT CBB WIN CTL FTR ELNK CBEY 14.4 12.9 11.3 9.4 8.3 8.2 7.7 6.9 5.8 5.6 5.2 4.0 2.9 EarthLink Share Price Sensitivity(2) EV/EBITDA Multiple(1) 5.0x 5.5x 6.0x 6.5x Theoretical Share Price based on ‘13 EBITDA Consensus(2) $8.61 $9.80 $10.98 $12.17

4 Financial Snapshot 2013 Guidance(1) Revenue $1,250M - $1,265M Adjusted EBITDA(2) $210M - $225M Net Loss $(45)M - $(40)M Implied EPS(3) $(.44) - $(.39) Capital Expenditures $140M - $155M Balance Sheet & Valuation Cash Balance $204M Gross Debt $593M Net Cash Balance $(388)M Market Cap(3)(4) $638M Enterprise Value(4) $1,026M Dividend Yield(4) 3% Book Value $719M (1) Guidance as of date of earnings announcement (2/19/13); not being updated (2) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures (3) Assumes Q4 Fully Diluted shares outstanding of 103M (4) Market Cap, Enterprise Value and Dividend Yield assume share price as of 2/19/13. All other balance sheet data as of 12/31/12

5 Market Opportunity

6 The market for IT Services is large. EarthLink’s product portfolio will enable the company to compete for $100 Billion of the $177 Billion in Mid Market/Enterprise opportunity Market Opportunity for EarthLink $326 Billion Nationwide IT Spend Market Fortune 1000, $33b Mid Market/ Enterprise, $177b Small Business, $116b Source: EarthLink customer revenue and analysis, D&B industry segmentation, TNS spend / opportunity sizing, and Computer Economics Annual IT Budget Benchmark Survey, December 2010

7 Challenges for Mid Market Customers Mid Market / Enterprise Small Business Fortune 1000 Customer Challenges • Consumers increasingly want to buy virtually • Complex regulatory and compliance requirements – PCI, HIPAA, etc. • Total cost of running IT infrastructure is growing faster than the top line • Technology is changing every day. Customers lack the resources to keep up with the increased complexity and risk in the IT world

# Why EarthLink?

| | EarthLink | LECs | Cable Companies | Regional CLECs | VARs | Managed Hosting |
|---|---|---|---|---|---|---|
| Consultative | ✓✓✓ | ✓✓ | ✓✓ | ✓✓✓ | ✓✓✓ | ✓✓✓ |
| Breadth of Portfolio | ✓✓✓ | ✓✓✓ | ✓✓ | ✓ | ✓ | ✓✓ |
| Private Network Ubiquity | ✓✓✓ | ✓✓✓ | ✓ | ✓✓ | ✓ | ✓ |
| Competitive Price | ✓✓ | ✓ | ✓✓✓ | ✓✓✓ | ✓✓ | ✓✓✓ |

Customers can turn to EarthLink as a trusted partner

8

EarthLink

Source: EarthLink customer revenue and analysis, D&B industry segmentation, TNS spend / opportunity sizing

9 A brand study of IT professionals shows EarthLink has the highest brand recognition among competitive communication providers. We are investing more in the brand to build awareness in the IT Services space. Source: 2010 B2B Telecommunications Study Trusted Brand Cbeyond MegaPath tw telecom XO Level3 Windstream EarthLink Sprint Verizon AT&T 19% 19% 22% 24% 28% 29% 43% 68% 76% 86%

# Strategic Product Portfolio

EarthLink's Roadmap is focused on solutions which allow our customers more time and resources to focus on day to day business. We can be an extension of their IT Staff.

myLink™ Customer Control Point



### Data Center Services
Colocation

### Virtualization Services
Cloud Hosting
Cloud Workspace
Cloud Backup
Disaster Recovery
Dedicated Server
Web Hosting

### Application Services
Secure Email
Email Encryption
Email Archive
Secure File Sharing

### Managed Support Service
Managed Colocation
Managed Cloud Hosting
EarthLink TechCare

### Security Services
Hosted Network Security, Managed Firewall, Secure Remote Access, Asset Management, Laptop Security

### IP Voice and Data Services
MPLS Networks, Hosted VoIP, Internet Access, Integrated Voice & Data, SIP & PRI, Mobile Voice

## Core Portfolio Differentiators

- *One Stop Shop for Evolving IT Needs*
- *Service Model and Customer Resources*
- *Private Cloud, Secure Networking via Distributed Access Network*
- *Control Point / myLink™ Toolset*

10

EarthLink

11 Increasing our data center presence and adding new network routes: • Allows for lower latency & customer bridging • More fault-tolerant enterprise class product • Network and data center combination creates an end-to-end cloud solution San Jose 1H‘13 Chicago Mid ‘13 Atlanta Dallas Q1 ‘13 Rochester Live Miami Mid ‘13 Columbia Marlborough Current Data Center New Data Center 2nd Gen IT Services 1st Gen IT Services National Coverage Original Acquired Fiber New Fiber Expansion Network & Data Center Expansion

12 Sales & Integration Progress

13 Top charts exclude non-recurring/usage based revenues Mix of New Bookings 59.5% 54.2% 50.5% 49.8% 33.5% 36.5% 36.6% 38.7% 6.9% 9.3% 12.9% 11.5% Q1 '12 Q2 '12 Q3 '12 Q4 '12 Wholesale Growth Retail Growth Retail - CLEC & Legacy Products • Launched our nationwide product portfolio in Q1 ‘12 and in less than a year have reached 50% in sales of our Growth products • The mix of sales coming from products that are growing has improved over time • We expect the mix of sales to continue to improve as we layer on our next generation cloud platform and unique fiber routes for our Wholesale business 40% 46% 50% 50%

# Revenue Components

**Retail Growth: $130M FY '12 Revenue**

- Revenue grew organically 21% in Q4'12 over Q4'11
- Exiting 2012 with $35M quarterly run rate ($140M Annualized)
- We expect to continue to be able to grow our revenue at 20% or greater, even with the reduced selling headcount

**~$280M Run Rate Growth Business**

**Wholesale: $152M FY '12 Revenue**

- At the June 2012 Investor day we said this business would grow at 0 - 2%.
- For 2013 – we expect to deliver at the high end of that range, but it will appear ~flat versus 2012 as 2012 included favorable dispute settlements

**$1,349M Total Company Revenue in 2012**

**Q4 Run Rate Mix Below:**



Growth Products 11%
Wholesale 11%
Consumer 23%
CLEC & Legacy Products 55%

**Retail - CLEC & Legacy: $749M FY '12 Revenue**

- At the June 2012 Investor day we said this business would shrink (7)% - (12)%
- Revenue declined 10% in Q4 '12 vs. Q4 '11 when normalized for settlements
- 2013 vs. 2012: We expect ~(9)% declines as we manage churn and ARPU on the base and an additional ~(1)% for exit of Systems business

**Consumer: $318M FY '12 Revenue**

- 2012 vs. 2011: Consumer revenue was 15.5% lower than the full year 2011
- 2013 vs. 2012: We expect Consumer to decline 13-15%, improving versus the mid/high teens estimate provided in June 2012 investor day due to steady demand creation and lower churn

14

EarthLink

*Above metrics sourced from billing data*

15 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% OneComm Pre-Acquisition 2010 Deltacom Pre- Acquisition 2010 Q1 '12 Q2'12 Q3 '12 Q4 '12 • Churn for our entire Business segment was 1.5% in Q4 ‘12 • Business churn is well below pre- acquisition levels and while quarterly results can be lumpy, churn has generally declined over time • Driven by integration activities, better products and account management Business Services Churn(1) 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Consumer Churn(2) • Consumer churn of 2.3% in Q4 ’12 (matches historical low) • We expect further improvement over time as mix of tenured customers increases • Over 40% of Narrowband customers have been with us for 10+ years and churn at <1.1% (1) Monthly average revenue churn excluding write-downs and writeups for Total Business including Retail, Carrier , IT Services and Web Hosting (2) Monthly average churn Churn Improvement Over Time

16 Business Services Revenue % YoY (1) Normalized for dispute settlements and accounting presentation Pro-Forma Revenue Trajectory Business Services Revenue % YoY Normalized for Run-Rate Activity(1) As Reported -9.5% -8.2% -6.1% -5.8% -5.0% -4.6% -5.6% Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 - 2.6% -10.9% -9.2% -8.7% -7.9% -7.3% -7.8% Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 -9.5% -8.2% -6.2% -7.8% -5.0% -4.0% -2.6% Q2 '11 Q3 '11 Q4 '11 Q '12 Q '12 Q3 '12 Q4 '12 -12.6% -10.9% -9.2% -10.1% -7.8% -6.9% -5.5% Q2 '11 Q3 '11 Q4 '11 Q '12 Q '12 Q3 '12 Q4 '12 While quarterly results are lumpy, we are executing towards positive growth Total Company Revenue % YoY Total Company Revenue % YoY

# Integration Progress and Timeline

## 2012 Completed Milestones

- Launched our IT services product suite
- Consolidated network inventory platform
- NE sales management integration
- Integrated commissions plans for reps

- Launched SIP Origination in our Wholesale Segment
- Collapsed 3rd and final NOC
- Integrated IT Services into myLink™
- Launched profit protect & cost mgmt platforms

- Added functionality into the common sales management platform
- Pushed major elements of our OSS delivery into testing and development
- Launched integrated Oracle Financials
- Initial coding on quoting platform complete

## 1H 2013

OSS Phase 1:

- Unified quoting environment
- Consolidated order management system
- Uniform order progress status
- Consolidated service management platform and care processes

## 2H 2013

OSS Phase 2:

- Complete the final provisioning and inventory consolidation
- Eliminates another OSS platform
- Enhanced project management capabilities

## 1H 2014

Billing Platforms

We have 2 milestones remaining in our integration: OSS & Billing Migration. Additional synergies will begin to be realized in 2H13, with the final wave coming in 2H14.

EarthLink
17

18 Cash Flow & Balance Sheet

19 Long Term Capital Expenditures Excludes Network & Data Center Investment Announced in Q4 ‘12 Success Based 65% of Spend Maintenance/Projects 25% of Spend Integration 10% of Spend Long Term Trends •We expect non-success based capital to remain relatively consistent • Two-thirds of capital is success based • Our capital demands as a percentage of revenue are lower than our peers IT 13% Grooming/ Margin Improvement 23% Network 36% Real Estate/ Corp 9% Projects 19%

20 Generating Substantial Cash Flow 7% yield in Q3 ’12 (~26% annualized) among the highest in our peer group EBITDA less CapEx yield is calculated using Q3 2012 EBITDA minus Q3 2012 CapEx divided by shares outstanding to derive EBITDA less CapEx per share. EBITDA less CapEx per share is then divided by the closing share price as of 2/19/13. All data sourced from Thomson Reuters. (1) Adjusted EBITDA is a non-GAAP measure. See appendix for additional information on non-GAAP measures -4% -2% 0% 2% 4% 6% 8% 10% FTR ELNK CTL CBB WIN LVLT CBEY TWTC CCOI RAX EQIX INAP 9% 7% 6% 5% 5% 2% 2% 1% 1% 1% 0% -3% Adjusted EBITDA less CapEx Yield(1)

21 Strong Balance Sheet Debt Maturity Capitalization & Leverage ($M) Next Call Date for Bonds: • 10½% - April 2013 at $105.25 • 8⅞% - May 2015 at $104.4 •We continue to generate cash and our leverage is low •Refinancing to reduce interest expense 2012 2013 2014 2015 2016 2017 2018 2019 10½% Sr. Secured Deltacom Notes, $293M 8⅞% Sr. Unsecured Notes, $300M (1) Adjusted EBITDA is a non-GAAP measure. See appendix for additional information on non-GAAP measures Q4 '12 EarthLink Cash and Marketable Securities 204$ Gross Debt 593$ Net Debt 388$ 2012 Adjusted EBITDA(1) 280$ Gross Debt/EBITDA 2.1x Net Debt/EBITDA 1.4x Announced intentions in Q1 ‘13 to obtain a new secured term loan of up to $300M to replace 10.5% Deltacom Notes

22 Lower Leverage than Peers All data above is sourced from Thomson Reuters and is as of 9/30/2012 (1) Denominator for Debt Leverage Ratios is 2013 Consensus EBITDA • We have significantly lower leverage than most of our industry peers • We can make investments in our network, products and sales motions to provide long term returns • Lower leverage provides us financial flexibility -1.0 0.0 1.0 2.0 3.0 4.0 5.0 Net Debt Leverage Ratio(1) 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Gross Debt Leverage Ratio(1)

23 Significant Tax Assets We have tax assets that will save approximately $200 million of cash taxes $500M Federal NOLs – Legacy ELNK & Deltacom $700M State NOLs One Comm purchase treated as asset acquisition – Able to deduct Dep/Amort Currently paying low single digit millions of dollars Assuming $50M taxable income average, we expect to shield cash taxes well into 2020s(1) (1) Illustrative – if taxable income averaged ~$50 million annually

24 Company Has Substantial Assets We have substantial assets with terminal value Tax Assets Tax assets will save approximately $200 million in cash taxes Value of Fiber Original cost to build networks was ~$3.2 billion Fiber assets have real terminal value Consumer Tail The Consumer business generates over $100 million of annual cash flow today, and will have a tail for years to come Business Segment Ongoing cash flow and opportunity for growth

25 Capital Allocation Strategy • Redeemed 10% of outstanding 10.5% Sr. Secured Deltacom notes in Q4 ’12 • We announced intentions in Q1 ‘13 to refinance the remaining 90% of the Deltacom notes • 14 Consecutive quarters • We currently pay $.05/share quarterly dividend • ~3% yield • Continue to be open to evaluating inorganic transactions • However, we are currently finding better risk and return by pursuing organic projects M&A Buybacks Debt Dividends Capital Allocation • Opportunistic • Repurchased 31.6M shares at $7.01/share average since 2007(1) • $74M of remaining authorization (1) As of December 31st 2012

26 Summary We have ~$280M of run rate growth business • IT Services is an emerging market with tremendous opportunity • Full suite of product capabilities to address the market • We have seen success in our wholesale business and continue to extend our offering We are investing to expand and enhance our data center presence and fiber network to create an end-to-end cloud solution for customers Integration is complex work, but we have a solid plan and are continuing to make progress We are financially strong • We generate cash • We have the financial platform to support our business strategy • We can capitalize on the opportunities ahead We are focused on growth

27 Appendix

28 Executive Team Rolla P. Huff Chairman and Chief Executive Officer • Joined in June 2007 and led a restructuring effort that focused EarthLink on its core access and award- winning customer service competencies. • Leads a team of employees across the country dedicated to building positive customer lifetime value that translate into positive shareholder value. • 30+ year record of achievement as a business, operational and financial strategist. • Former chairman and chief executive officer of Mpower Communications, a facilities-based provider of broadband data and voice services to business customers, from 1999 until 2006 when successfully closed a $200 million all cash sale to another competitive local exchange provider. • Previously president and chief operating officer of Frontier Communications, leading negotiation of $13 billion merger with Global Crossing Ltd. Joined Frontier in May 1998 as executive vice president and chief financial officer. • Served more than 5 years with AT&T Corporation and AT&T Wireless, holding executive positions including president, central United States for AT&T Wireless responsible for wireless business in 15 states, encompassing 1.6 million customers and more than $1 billion in annual revenue. • Senior vice president and CFO for AT&T Wireless from 1995 to 1997. Prior to CFO, was financial vice president of AT&T's corporate mergers and acquisitions group, involved in the acquisition and integration of McCaw Cellular, AT&T's successful bid for $1.5 billion in PCS licenses, and the sale of AT&T's interest in LIN Broadcasting. • More than 10 years with NCR Corporation in accounting, financial planning, and operations in domestic and international business units. Brad Ferguson, Chief Financial Officer • Chief Financial Officer since August 2009. EarthLink's Vice President, Controller since September 2005 and Principal Accounting Officer; previously EarthLink's Vice President, Commercial Finance and Treasurer. • Joined EarthLink with merger with MindSpring Enterprises, Inc. in 2000, where he was Vice President, Treasurer of MindSpring. • Previously member of the audit practice at Arthur Andersen LLP. Michael Toplisek, EVP, Sales & Marketing • Joined EarthLink in May 2012 responsible for IT Services product development as well as management and marketing for EarthLink’s growing IT Services business. • Over 20 years of progressive leadership experience in IT Infrastructure and the communications industry. He brings experience in successfully launching a high-growth IT Services product strategy, most recently as President of Concentric Cloud Solutions, a XO Communications Company. • Previously served as XO’s Chief Marketing Officer where he developed, implemented and helped execute a growth strategy for the Business Service division. • Prior to XO, Toplisek held the positions of Senior Vice President Global Enterprise & Collaboration and Regional Vice President of Business Services for Global Crossing. He also held sales leadership positions at Frontier Communications and MCI Telecommunications.

29 Consumer Business Has a Long Tail Consumer Churn Rate 3-Month Moving Average Consumer Revenue Loss •Consumer mix continues to migrate toward longer tenures •Churn has fallen as a result and we expect further improvement •The Consumer revenue loss trends continue to improve •Consumer revenue loss improved to less than $(3)M in Q4 ‘12 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% $(25) $(20) $(15) $(10) $(5) $- Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 M ill io ns

30 Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include (1) that we may not be able to execute our strategy to be an IT services company for small and medium-sized businesses with IT and network security needs, which could adversely affect our results of operations and cash flows; (2) that we may not be able to grow revenues from our evolving Business Services product portfolio to offset declining revenues from our legacy Business Services products and from our Consumer Services segment, which could adversely affect our results of operations and cash flows; (3) that we may not be able to develop the optimal sales model necessary to implement our business strategy; (4) that we may be unsuccessful integrating acquisitions into our business, which could result in operating difficulties, losses and other adverse consequences; (5) that if we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (6) that our failure to achieve operating efficiencies will adversely affect our results of operations; (7) that as a result of our continuing review of our business, we may have to undertake further restructuring plans that would require additional charges, including incurring facility exit and restructuring charges; (8) that unfavorable general economic conditions could harm our business; (9) that we may be unable to successfully identify, manage and assimilate future acquisitions, which could adversely affect our results of operations; (10) that we face significant competition in the IT services and communications industry that could reduce our profitability; (11) that decisions by legislative and regulatory authorities, including the Federal Communications Commission, relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (12) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (13) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (14) that we may experience reductions in switched access and reciprocal compensation revenue; (15) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (16) that we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our wholesale revenue and results of operations; (17) that we obtain a majority of our network equipment and software from a limited number of third-party suppliers; (18) that work stoppages experienced by other communications companies on whom we rely for service could adversely impact our ability to provision and service our customers; (19) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (20) that our consumer business is dependent on the availability of third-party network service providers; (21) that we face significant competition in the Internet access industry that could reduce our profitability; (22) that the continued decline of our consumer access subscribers, combined with the change in mix of our consumer access base from narrowband to broadband, will adversely affect our results of operations; (23) that potential regulation of Internet service providers could adversely affect our operations; (24) that if we, or other industry participants, are unable to successfully defend against disputes or legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (25) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (26) that we may not be able to protect our intellectual property; (27) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (28) that our business depends on effective business support systems and processes; (29) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (30) that cyber security breaches could harm our business; (31) that interruption or failure of our network and information systems and other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (32) that government regulations could adversely affect our business or force us to change our business practices; (33) that regulatory audits have in the past, and could in the future, result in increased costs; (34) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (35) that we may be required to recognize impairment charges on our goodwill and intangible assets, which would adversely affect our results of operations and financial position; (36) that we may have exposure to greater than anticipated tax liabilities and the use of our net operating losses and certain other tax attributes could be limited in the future; (37) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our industry; (38) that we may require substantial capital to support business growth or refinance existing indebtedness, and this capital may not be available to us on acceptable terms, or at all; (39) that our debt agreements include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness; (40) that we may reduce, or cease payment of, quarterly cash dividends; (41) that our stock price may be volatile; and (42) that provisions of our third restated certificate of incorporation, amended and restated bylaws and other elements of our capital structure could limit our share price and delay a change of control of the company. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2011.

31 Non GAAP Information EarthLink Non-GAAP Measures Adjusted EBITDA is defined by EarthLink as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, and restructuring, acquisition and integration-related costs. Unlevered Free Cash Flow is defined by EarthLink as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, and restructuring, acquisition and integration- related costs, less cash used for purchases of property and equipment. Adjusted EBITDA and Unlevered Free Cash Flow are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses these non-GAAP financial measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. There are limitations to using these non-GAAP financial measures. Adjusted EBITDA and Unlevered Free Cash Flow are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA and Unlevered Free Cash Flow should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. generally accepted accounting principles.

32 2012 Guidance Non GAAP Reconciliation Year Ending December 31, 2013 Net loss $(45) - $(40) Interest expense and other, net 58 Income tax provision (27) - (21) Depreciation and amortization 189 - 193 Stock-based compensation expense 17 Restructuring, acquisition and integration-related costs 18 Adjusted EBITDA $210 - $225 EARTHLINK, INC. Reconciliation of Net Loss to Adjusted EBITDA (in millions)

33 Additional Non GAAP Reconciliations Three Months Ended September 30, 2012 Net cash provided by operating activities 90,200$ Income tax provision (benefit) (3,370) Non-cash income taxes 1,458 Interest expense and other, net 16,792 Amortization of debt discount, premium and issuance costs 497 Restructuring, acquisition and integration-related costs 6,379 Changes in operating assets and liabilities (42,008) Purchases of property and equipment (24,504) Other, net (447) Unlevered Free Cash Flow 44,997$ Shares outstanding as of December 31, 2012 102,739 Unlevered free cash flow per share 0.44$ Ending share price as of February 19, 2013 6.17$ Adjusted EBITDA less cap ex yield 7% Net cash provided by investing activities 24,363 Net cash used in financing activities (13,362) EARTHLINK, INC. Reconciliation of Net Cash Flows from Operating Activities to Unlevered Free Cash Flow (in thousands)

34 Additional Non GAAP Reconciliations Year Ended December 31, 2012 Net income 7,520$ Interest expense and other, net 63,416 Income tax provision (benefit) (2,931) Depreciation and amortization 183,304 Stock-based compensation expense 10,462 Restructuring, acquisition and integration-related costs 18,244 Adjusted EBITDA 280,015$ EARTHLINK, INC. Reconciliation of Net Income Adjusted EBITDA (in thousands)